UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

CHART INDUSTRIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rule 12a6(i)(1) and 0-11

The following FAQ was made available to employees of Chart Industries, Inc. on July 29, 2025, in connection with the proposed merger with Baker Hughes Company.

1.	Who is Baker Hughes?

•	Baker Hughes is an energy technology company that provides solutions to energy and industrial customers in over 120 countries.

•	Like us, Baker Hughes has an engineering-focused culture and commitment to operational excellence.

2.	Why is Baker Hughes acquiring us?

•	This transaction is a testament to all of your hard work and the strength of our portfolio.

•	This acquisition demonstrates Baker Hughes’ recognition of something that we’ve been confident in all along – the power of our business model, the momentum we’ve built and the talent of our people.

•

Our complementary solutions fit seamlessly with Baker Hughes’ Industrial & Energy Technology segment, and together we can help our customers solve the most critical energy access and sustainability needs.

3.	What does this mean for me?

•

As part of Baker Hughes, Chart will join a world-class organization and an exceptional team of talented individuals who are pushing the boundaries of innovation and sustainability in the industrials sector.

•	While this is an exciting announcement, it is important to remember that this is just the first step toward completing the transaction.

•	Until then, we remain an independent company, and it is business as usual at Chart.

•	In the meantime, I ask that you continue to focus on what you do best: operating safely and providing our customers with world-class service.

4.	Does this announcement impact benefits and compensation?

•	There are no planned changes to compensation or benefits as a result of this transaction.

5.	Who will lead the combined company? Will our headquarters and footprint change?

•

Once the transaction is completed, which we expect to occur by mid-year 2026, Chart will become an important part of the Industrial & Energy Technology (IET) segment of Baker Hughes, maintaining a significant presence in Ball Ground, Georgia and across our footprint.

•

The combined business will continue to be led by Ganesh Ramaswamy, Executive Vice President of IET, and we look forward to working closely with him to plan for the seamless integration of Chart into IET.

6.	What are the plans to integrate Chart into Baker Hughes?

•	We will have a dedicated team collaborating closely with representatives at Baker Hughes to develop comprehensive integration plans for bringing our company into the IET business.

•	While this marks an exciting milestone on the path toward finalizing the transaction, it remains business as usual for all of us at Chart.

•	Both companies have proven experience and successful track records of integration.

7.	How will this transaction benefit our customers?

•	We are confident that this transaction is a positive step forward for Chart, and we expect it to benefit all of our stakeholders, including our valued customers.

•	By joining Baker Hughes’ IET business, we will gain access to the resources and innovation of a premier player in the industry.

•	Baker Hughes’ core competencies in rotating equipment, flow control and digital technology pair well with our competencies in heat transfer, air and gas handling, and process technologies.

•

Our complementary solutions fit seamlessly with Baker Hughes’ Industrial & Energy Technology segment, and together we can help our customers solve the most critical energy access and sustainability needs.

8.	What should we say if contacted by customers or other third parties about the transaction?

•	Please reiterate to customers that they should expect no impact on day-to-day operations, and it remains business as usual for all of us at Chart.

•	We ask that everyone remain focused on delivering for our valued customers.

•	Consistent with company policy, please forward all external inquiries to John Walsh at john.walsh@chartindustries.com

9.	What should we say if contacted by suppliers or other business partners who have contracts with both Chart and Baker Hughes?

•	If suppliers ask about the transaction, we ask that you emphasize that it is business as usual at Chart and their contacts will remain the same.

•	Until the transaction closes, we will remain separate companies and there will be no changes to contracts.

•	We know that Chart suppliers play a critical role in our success, and we expect this transaction will make us an even stronger partner to them going forward.

10.	What happens next?

•	We expect the transaction to be completed by mid-year 2026, subject to shareholder approval and other customary closing conditions

•	Upon close, Chart will become an important part of the Industrial & Energy Technology (IET) segment of Baker Hughes.

•	We will keep you updated and informed as decisions are made throughout the process.

11.	Who can I contact if I have more questions?

•	If you have additional questions, please do not hesitate to contact your manager.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information

This communication may be deemed to be solicitation material in respect of the proposed merger transaction between Chart and Baker Hughes. In connection therewith, Chart intends to file relevant materials with the SEC, including a proxy statement of Chart (the “proxy statement”) that will be mailed to Chart stockholders seeking their approval of its transaction-related proposals. However, such documents are not currently available. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement and other documents containing important information about each of Chart and Baker Hughes, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chart will be available free of charge on Chart’s website at ir.chartindustries.com.

Participants in the Solicitation

Chart and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Chart’s stockholders in respect of the proposed transaction. Information regarding Chart’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Chart’s Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, and its proxy statement filed with the SEC on April 8, 2025. To the extent holdings of Chart’s securities by its directors or executive officers have changed since the amounts set forth in Chart’s 2025 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 subsequently filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger transaction will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available. These documents (when available) can be obtained free of charge from the sources indicated above.

Forward-Looking Statements and Cautionary Statements

Certain statements made in this communication are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements about the benefits of the proposed merger transaction between Chart Industries, Inc. (“Chart”) and Baker Hughes Company (“Baker Hughes”), including statements related to the expected timing of the completion of the transaction and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “could,” “expects,” “anticipates,” “believes,” “projects,” “forecasts,” “outlook,” “guidance,” “continue,” “target,” “estimates,” “potential,” “intends,” “plans,” or the negative of such terms or comparable terminology.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the potential merger transaction, including the expected time period to consummate the potential merger transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Chart and Baker Hughes, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to: the risk that regulatory approvals are not obtained or are obtained subject to conditions, limitations or restrictions that are not anticipated by Chart; the failure to receive, on a timely basis or otherwise, the required transaction-related approval of Chart’s stockholders; potential delays in consummating the proposed merger transaction, including as a result of failure to receive any regulatory approvals (or any conditions, limitations or restrictions placed on such approvals); the possibility that competing offers or acquisition proposals may be made; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Chart or Baker Hughes to pay a termination fee; unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the proposed merger transaction that could be instituted against Chart, Baker Hughes or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency or completion of the proposed merger transaction on the parties’ business relationships and business generally; risks that the proposed merger transaction disrupts current plans and operations of Chart or Baker Hughes and potential difficulties in employee retention as a result of the proposed merger transaction, as well as the risk of disruption of management and ongoing business operations during the pendency of, the proposed merger transaction; uncertainties as to whether the proposed merger transaction will be consummated on the anticipated timing or at all; changes in commodity prices; negative effects of this announcement, and the pendency or completion of the proposed merger transaction on the market price of Chart’s common stock and/or operating results; rating agency actions and the ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political or regulatory conditions outside of Chart’s or Baker Hughes’ control; the possibility that Baker Hughes may not be able to obtain sufficient financing or otherwise have sufficient financial resources to pay the merger consideration on a timely basis or otherwise; legislative, regulatory and economic developments targeting public companies in the industrial sector; global supply chain disruptions and the current inflationary environment; the substantial dependence of Chart’s sales on the success of the energy, chemical, power generation and general industries; economic, political and other risks associated with the international operations of Chart; potential adverse effects resulting from the implementation of tariffs and related retaliatory actions and changes to or uncertainties related to tariffs and trade agreements; and the risks described in Item 1A “Risk Factors” of Chart’s and Baker Hughes’ most recent Annual Reports on Form 10-K and in subsequent filings with the SEC. Other unpredictable factors not discussed in this communication could also have material adverse effects on forward-looking statements. All forward-looking statements included in this communication are based on information available to Chart and Baker Hughes on the date hereof and Chart and Baker Hughes undertake no obligation to update or revise any forward-looking statement, except as required by law.